Investment Outlook June 2015 Kevin E. Grant, CFA Chief Executive Officer and President KBW Mortgage Finance Conference June 2, 2015 Exhibit 99.1

Forward-Looking Statements
This
presentation
contains
forward-looking
statements,
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
that
are
based
on
management’s
beliefs
and
assumptions,
current
expectations,
estimates
and
projections.
Such
statements,
including
information
relating
to
the
Company’s
expectations
for
distributions,
financing
from
the
Federal
Home
Loan
Bank,
availability
and
cost
of
financing,
liquidity,
counterparty
risk,
hedging,
volatility,
market
conditions,
monetary
policy,
the
yield
curve,
the
economy,
interest
expense,
affordability,
availability
and
valuation
of
housing
and
mortgages,
movements
in
interest
rates,
actions
by
the
U.S.
Government,
the
Federal
Reserve
and
other
government
entities,
the
performance
of
the
Company’s
target
assets,
the
impact
of
current
Federal
Reserve
voters
on
certain
policies
of
the
Federal
Reserve,
the
policy
views
of
central
banks,
and
the
size
of
the
mortgage
market
are
not
considered
historical
facts
and
are
considered
forward-looking
information
under
the
federal
securities
laws.
This
information
may
contain
words
such
as
“believes,”
“plans,”
“expects,”
“intends,”
“estimates”
or
similar
expressions.
This
information
is
not
a
guarantee
of
the
Company’s
future
performance
and
is
subject
to
risks,
uncertainties
and
other
important
factors
that
could
cause
the
Company’s
actual
performance
or
achievements
to
differ
materially
from
those
expressed
or
implied
by
this
forward-
looking
information
and
include,
without
limitation,
changes
in
the
market
value
and
yield
of
our
assets,
changes
in
interest
rates
and
the
yield
curve,
net
interest
margin,
return
on
equity,
availability
and
terms
of
financing
and
hedging,
the
likelihood
that
proposed
legislation
is
made
law
and
the
anticipated
impact
thereof,
actions
by
the
U.S.
government
or
any
agency
thereof,
including
the
Federal
Reserve,
and
the
effects
of
such
actions
and
various
other
risks
and
uncertainties
related
to
our
business
and
the
economy,
some
of
which
are
described
in
our
filings
with
the
SEC.
Given
these
uncertainties,
you
should
not
rely
on
forward-looking
information.
The
Company
undertakes
no
obligations
to
update
any
forward-looking
information,
whether
as
a
result
of
new
information,
future
events
or
otherwise.

CYS Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust Formed
in January 2006
Extensive and
Diverse Sources of
Financing
Financing lines with 48
lenders
Swap agreements with 20
counterparties
Dividend Policy
Self managed: highly scalable
Senior
Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Company intends to distribute all or substantially all of its REIT taxable income

CYS Now Has Access to GSE
Financing
Access to Reliable, Low-Cost, Same-Day Funding
•
Term Range: Overnight to 30 years
•
Fixed or Floating Rate
•
Embedded Options
Enhances Liquidity Management
Diversifies Counterparty Risk
Expands REIT Hedging Limitations
Provides Financial Flexibility

1,000
900
800
700
600
500
400
300
200
100
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

7%
6%
5%
4%
3%
2%
1%
0%
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09

Increased borrowing capacity improves liability management.
Fixed/Floating rates, amortizing structures, embedded options available out to 30 years.
Lowers hedging costs, expands REIT hedging limitations.
Financing across the curve enables a more closely matched book.
AAA/AA+ Rated, GSE Execution
Enhanced Liquidity
Compelling Economics
Lower Volatility
Counterparty Upgrade
Cincinnati FHLB Membership:
Compelling Economics + Flexibility = Strategic Advantage
Total FHLB Advances
1999 -
2013
3 Month Rates
April 2007 -
December2009
$ in Millions
LIBOR
FHLB DNs
Treasury

5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
CYS INVESTMENTS

Agency MBS
Market Continues To See Strong Demand
15 Year: Hedged vs. Unhedged
15 Year Fixed Hedged with Swaps: April 2009 –
May 2015
15 Year Hedged
(i)
15 Year Unhedged
(ii)
Borrow Short
Invest Long
May 29, 2015
Source:
Bloomberg.

Note: Spreads calculated as: (i) 15 year CC  Index  = 50% 4 year swap, and (ii) 15 year Current Coupon Index

5.25
4.75
4.25
3.75
3.25
2.75
2.25
1.75
1.25
0.75
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
CYS INVESTMENTS

Agency MBS
Market Continues To See Strong Demand
30 Year: Hedged vs. Unhedged
Source:
Bloomberg
30 Year Fixed Hedged with Swaps: April 2009 -
May 2015
30
Year Hedged
30
Year Unhedged
May 29, 2015
Borrow Short
Invest Long

Note: Spread calculated as: (i) 30 year CC  Index  - 90% 5 year swap

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
-0.50
-1.00
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15

1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15

75.0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15

•
Volatility in the Cap/Floor
Markets Hit a Low in July 2013
30 Yr
MBS -
15 Yr
MBS Spread
7 Yr
Cap/Floor Implied Vol
November
2012
–
May
2015
April
2012
–
May
2015
•
30 Year MBS
Have Cheapened
Meaningfully Relative to 15 Year
MBS
5 Year Swap vs. Fed Funds
January
2005
–
May
2015
Yield Curve
Creates positive carry
Very low cost of financing
Good ROE
Hedge flexibility very important
Fed still fighting deflation
End of QE Poses New Risks and New Opportunities
Source:
Bloomberg
May 29, 2015
May 29, 2015
May 29, 2015

3.00
2.50
2.00
1.50
1.00
0.50
0.00
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Δ

Global Ten Year Yields:
Is U.S. Growth Out of Sync with Rest of World?
Source: Bloomberg, May 29, 2015
GDBR10
(1.646)
USGG10YR
(0.079)
GCAN10YR
(0.781)
GJGB10
(0.649)
GBTPGR10
(0.691)
Government Ten Year Yields
UK, US, Canada, Germany, Japan
August 2011 -
May 2015
August
2011
-
May
2015

Economic Projections of Federal Reserve Board Members and Federal Reserve Bank Presidents, March 2015

Advance release of table 1 of the Summary of Economic Projections to be released with the FOMC minutes

Percent

Variable	Central tendency[1]				Range[2]			
	2015	2016	2017	Longer run	2015	2016	2017	Longer run
Change in real GDP	2.3 to 2.7	2.3 to 2.7	2.0 to 2.4	2.0 to 2.3	2.1 to 3.1	2.2 to 3.0	1.8 to 2.5	1.8 to 2.5
December projection	2.6 to 3.0	2.5 to 3.0	2.3 to 2.5	2.0 to 2.3	2.1 to 3.2	2.1 to 3.0	2.0 to 2.7	1.8 to 2.7
Unemployment rate	5.0 to 5.2	4.9 to 5.1	4.8 to 5.1	5.0 to 5.2	4.8 to 5.3	4.5 to 5.2	4.8 to 5.5	4.9 to 5.8
December projection	5.2 to 5.3	5.0 to 5.2	4.9 to 5.3	5.2 to 5.5	5.0 to 5.5	4.9 to 5.4	4.7 to 5.7	5.0 to 5.8
PCE inflation	0.6 to 0.8	1.7 to 1.9	1.9 to 2.0	2.0	0.6 to 1.5	1.6 to 2.4	1.7 to 2.2	2.0
December projection	1.0 to 1.6	1.7 to 2.0	1.8 to 2.0	2.0	1.0 to 2.2	1.6 to 2.1	1.8 to 2.2	2.0
Core PCE inflation[3]	1.3 to 1.4	1.5 to 1.9	1.8 to 2.0		1.2 to 1.6	1.5 to 2.4	1.7 to 2.2	
December projection	1.5 to 1.8	1.7 to 2.0	1.8 to 2.0		1.5 to 2.2	1.6 to 2.1	1.8 to 2.2	

NOTE: Projections of change in real gross domestic product (GDP) and projections for both measures of inflation are percent changes from the fourth quarter of the previous year to the fourth quarter of the year indicated. PCE inflation and core PCE inflation are the percentage rates of change in, respectively, the price index for personal consumption expenditures (PCE) and the price index for PCE excluding food and energy. Projections for the unemployment rate are for the average civilian unemployment rate in the fourth quarter of the year indicated. Each participant's projections are based on his or her assessment of appropriate monetary policy. Longer-run projections represent each participant's assessment of the rate to which each variable would be expected to converge under appropriate monetary policy and in the absence of further shocks to the economy. The December projections were made in conjunction with the meeting of the Federal Open Market Committee on December 16–17, 2014.

1. The central tendency excludes the three highest and three lowest projections for each variable in each year.
2. The range for a variable in a given year includes all participants' projections, from lowest to highest, for that variable in that year.
3. Longer-run projections for core PCE inflation are not collected.

Source: Board of Governors of the Federal Reserve, March 2015 Actual Economic Performance: Sluggish vs. Fed Projections 10

CYS INVESTMENTS

15
2
16
12
8
4
0
Number of Participants
2015
2016

3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Yield
Aug-11
Dec-11
Apr-12
Aug-12
Dec-12
Apr-13
Aug-13
Dec-13
Apr-14
Aug-14
Dec-14
Apr-15
Aug-15
Dec-15
Apr-16

Appropriate Timing
of Policy Firming
•
Creates Significant Headwinds for the Economy
•
Housing Will Struggle
•
Corporate Interest Expense will rise
Overview of FOMC Participants Assessments of
Appropriate Monetary Policy
Can the Economy Withstand the
Implied Path of 10 Year UST?
Transition to a Normalized Yield Curve:
Will
the
Fed
Push
Out
-
or
Pull
In
-
Forward
Rate
Guidance?
Ten Year Treasury
August 2011  -
May 2015
and Implied Projection
+25
-25
%
%
2015
2016
2017
1.0
2.0
3.0
4.0
5.0
0.0
1.5
2.5
3.5
4.5
0.5
Appropriate Pace
of Policy Firming
Target Fed Funds Rate at Year End
Longer Run
Source: Federal Reserve March 2015 Forecast, Bloomberg, CYS

2015-16 Fed Voters:
New Perspectives, Changing Outlooks
Powell
Source: federalreserve.gov, Barclays, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve
Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Hawkish
Dovish
Neutral
Yellen
Raskin’s
Successor
Board of
Governors
Fischer
Brainard
Tarullo
Stein’s
Successor
San Francisco:
Williams
2015
Voters
New York:
Dudley
Chicago:
Evans
Richmond:
Lacker
Atlanta:
Lockhart
2016
Voters
New York:
Dudley
Cleveland:
Mester
Boston:
Rosengren
Kansas City:
George
St. Louis:
Bullard

Central Banks:
Decidedly More Accommodative -
Focus on Global Deflation Risk
Draghi
EU
Hawkish
Dovish
Neutral
Xiaochuan
China
Xiaochuan
China
Tombini
Brazil
Tombini
Brazil
Australia
Stevens
Australia
Stevens
New Zealand
Wheeler
New Zealand
Wheeler
Kuroda
Japan
Canada
Poloz
Rajan
India
Kuroda
Japan
Carney
UK
Yellin
USA

GSE/Legislative Reform:
Stuck in the Mud
Source: Barclays, CYS
Legislative
Level of
GSE
Credit Risk
Proposal
Government Involvement
Implication
Sharing
Status
Corker-Warner Bill
Introduced 6/25/13
Limited: Only under
catastrophic scenarios where
losses on a pool of mortgages
exceeds 10%
Completely wound down over
5 years
10% first-loss piece is sold to
private entities
Corker-Warner under committee
discussion but not yet put to vote.
Either may become the front
runner from the Senate side but
both will likely have private capital
in the first loss place with several
mechanisms for risk sharing
Senate Banking Committee voted
in favor of the bill 13-9 on May 15,
2014. Insufficient support to allow
the bill to be brought to the Senate
floor for debate/vote.
Warren, Schumer did not support,
unlikely support under new Chair
Shelby.
Johnson -
Crapo Bill
Committee Vote 5/15/14
Based on Corker-Warner,
limited: only on scenarios
where losses on a pool of
mortgages exceeds a 10%
private loss position.
GSE’s
wound down over 5 year
period, replaced by FMIC.
Similar to Corker-Warner, 10%
first-loss piece is sold to
private entities.
PATH Act
Hensarling
Bill
Introduced 7/22/13
Very limited: dissolves the
GSEs completely and reduces
the scope of the FHA/VA
guarantee
Placed into receivership and
completely liquidated
Initially, a 10% risk-sharing
program on new GSE and FHA
business, although private
market securitization is
intended eventually to replace
GSEs
No news. In early 2013, the Path
Act seemed to be the clear front-
runner on the House side. Passage
of
bill
is
highly
unlikely.
The
final housing finance reform, if it
happens, could be a compromise
between the PATH Act and
whatever comes out of the Senate.
Delaney-Carney-Himes
HR
1491
Introduced
7/10/14
Limited: Ginnie Mae is required
to provide an explicit
government guarantee once
the 5% risk slice is eroded
when one of the private
monoline insurers defaults
GSEs will be slowly wound
down and eventually
converted into private
reinsurers with limited
capacities to take on
mortgage  credit risk
5% first-loss piece on each
new Ginnie
Mae securitization,
as well as a 10% pro-rata risk
slice on the top 95% of each
Ginnie
Mae securitization
Re-introduced
3/19/15.
Unlikely
to be
endorsed
under
Rep.
Hensarling
or
Sen.
Shelby
leadership.

120 000
118 000
116 000
114 000
112 000
110 000
108 000
106 000
2002
2004
2006
2008
2010
2012
2014

17.5
15.0
12.5
10.0
7.5
5.0
1995
2000
2005
2010
2015

240
200
160
120
80
40
0
1950
1960
1970
1980
1990
2000
2010

11
10
9
8
7
6
5
4
3
2
1950
1960
1970
1980
1990
2000
2010

90
85
80
75
70
65
60
1980
1990
2000
2010

4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1990
1995
2000
2005
2010
2015

Economic Recovery Below Normal Pace
U.S. Regular Conventional Gas Price
$ per gal
Updated: 2015-05-06
Capacity Utilization: Manufacturing
Updated: 2015-05-15
Civilian Unemployment Rate
Updated: 2015-05-08
CPI-U All Items
Updated: 2015-05-22
Total Nonfarm Private Payroll Employment
Updated: 2015-05-06
Total Unemployed
+ All Marginally Attached + Total
Employed Part Time for Economic Reasons
Updated: 2015-05-08
Source: Federal Reserve Bank of St. Louis

Housing Finance Has Not Rebounded
Source: U.S. Census Bureau and National Association of Realtors. St Louis Fed, www.census.gov
Share of Government Guaranteed Mortgages
1990 –
2013
%
Monthly Supply of Homes
January 1963-
present
Home Ownership Rate
January 1965-
present
(%)

Mortgage Debt Outstanding
11,500
11,000
10,500
10,000
9,500
9,000
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
Growth Rate
Mortgage Debt Outstanding
Growth Rate

$ Billions
4,000
3,000
2,000
1,000
0
Refinance Originations
Home Purchase Originations
$1.2T
$1.3T
$1.3T
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Est.
2015 Fcst.
2016 Fcst.

Mortgage Market Shrinkage Likely to Continue
Residential Mortgage Debt Decline Driven By:
1.
Home prices now reset lower
2.
Delevering Consumers/Homeowners
3.
Psychology of lower leverage
4.
Low volume of new and existing home sales
5.
All-cash home purchase transactions, and higher downpayments
6.
Scheduled principal payments
7.
8.
QM Rules Restrictive
Single Family
Mortgage Origination Volume
2000-2016E
Mortgage Debt Outstanding
2007-2014
Source: http://www.federalreserve.gov/econresdata/releases/mortoutstand/current.htm
Source: U.S Department of Housing and Urban Development and Federal Financial Institutions Examination Council. 2014, 2015 and 2016 data based on the March 2015 estimate of Freddie Mac’s Office of the Chief
Economist.

High percentage of cash-in refi’s versus cash-out refi’s.

TBA | 1) Actions | 2) Tools | 3) Settings | Fixed Income Trading

10:22

4) TBA30 | 5) TBA15 | 6) MBS | 7) Swaps | 8) Butterflies

21) FN30 | 22) FN15 | 23) GD30 | 24) GD15 | 25) GN30 | 26) GN15 | 27) GNII

	2.5		3.0		3.5	
Jun	102-05+ / 06+	1 - 1 + 04	104-12+ / 14	1 - 1 + 02	106-01 / 02	1 - 1 + 01+
Jul	101-30 / 31	1 - 1 + 02+	104-06+ / 07+	2 - 1 + 01+	1[illegible]5-28 / 29	1 - 1 + 01+
Aug	101-23 / 24	1 - 1 + 02+	104-00 / 01	1 - 1 + 02	1[illegible]5-22+ / 23+	1 - 1 + 01+
Jun/Jul	06 / 06⅛	1 - 1 --	05¾ / 05⅞	1 - 1 --	04¾ / 05	1 - 1 --
Jul/Aug	07 / 07⅛	1 - 1 + 00¼	06¾ / 06⅞	1 - 1 --	06 / 06¼	1 - 2 --

	4.0		4.5		5.0	
Jun	105-13 / 14	1 - 1 + 02	104-14+ / 15+	1 - 1 + 00+	104-25+ / 26+	1 - 1 + 01
Jul	105-10 / 11	1 - 1 + 01+	104-09+ / 10+	1 - 1 --	104-19 / 20	1 - 1 - 00+
Aug	105-05+ / 06+	1 - 1 + 02	/	-	104-13+ / 14+	1 - 1 - 01
Jun/Jul	02¾ / 02⅞	1 - 1 --	04¼ / 04⅜	1 - 1 --	04¾ / 04⅞	1 - 1 --
Jul/Aug	04¾ / 04⅞	1 - 1 --	06⅛ / 06¼	1 - 1 --	05¼ / 05⅜	1 - 1 --

Benchmarks

Treas 2Y	100-00+ / 00¾	0.617 / 613	+ 00+
Treas 3Y	100-05¾ / 06	0.938 / 935	+ 01
Treas 5Y	100-01+ / 01¾	1.490 / 489	+ 02¼
Treas 7Y	100-02 / 02+	1.865 / 863	--
Treas 10Y	100-03 / 03+	2.114 / 113	+ 04+
Treas 30Y	102-23 / 23+	2.864 / 863	+ 13

Roll Analysis-FNCI | Jun/Jul | Rte | 0

Cpn	CPR	Drp	B/E Drp	B/E Rte	B/E CPR
2.50	7.91	6.000	5.906	-0.034	6.344
3.00	11.35	5.750	5.968	0.077	13.006
3.50	13.82	4.750	5.975	0.425	20.163
4.00	18.01	2.750	6.646	1.351	37.363
4.50	18.65	4.250	8.731	1.568	44.293

Economics of Forward Purchase 18 Source: Bloomberg, May 29, 2015

U.S. Treasuries: 3.3%
Hybrid ARMs: 5.3%
15-Year Fixed Rate: 50.7%
30-Year Fixed Rate: 40.2%
20-Year Fixed Rate: 0.5%

Common Dividends Per Share
Annualized Dividend Yield
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15

CYS Common Stock Dividends
September 2009 –
March 2015
CYS Agency RMBS and U.S. Treasury Portfolio
1
Portfolio Composition and Dividends
1
As of
3/31/15
2
Annualized dividend yield is calculated using the stock price at the quarter end.
Note: the December 2012 dividend was composed of $0.40 quarterly cash dividend, and $0.52 special cash dividend.
$15.1B Agency RMBS and U.S. Treasuries Portfolio
Dividend
Special Dividend
Annualized
Dividend
Yield
(2)

Coupon	Face Value (in 000's)	Fair Value (in 000's)	Amortized Cost Basis per Face Value (in 000's)	Loan Balance (in 000's)[1]	Loan Age (in months)[1]	3 Month CPR[1][2]	Duration[3]
March 31, 2015							
15 Year Agency Mortgage Securities							
3.0%	$ 4,732,332	$ 4,967,991	$ 103.16	$ 276	13	7.8%	3.23
TBA 3.0%	927,200	971,917	104.30	n/a	n/a	n/a	3.36
3.5%	1,400,050	1,488,990	103.46	234	30	10.3	2.71
4.0%	172,740	183,776	101.20	173	49	15.1	2.30
4.5%	25,157	26,974	102.66	250	62	21.4	1.67
Subtotal	7,257,479	7,639,648	103.32	263	18	8.7	3.12
20 Year Agency Mortgage Securities							
4.5%	63,673	69,978	102.92	217	56	18.8	1.34
30 Year Agency Mortgage Securities							
3.5%	379,605	399,101	104.66	345	3	n/a	3.92
TBA 3.5%	401,000	421,051	104.51	n/a	n/a	n/a	4.22
4.0%	3,884,445	4,164,986	105.43	291	9	11.4	3.13
TBA 4.0%	674,000	720,480	106.42	n/a	n/a	n/a	3.41
4.5%	320,319	350,152	107.68	279	31	16.8	1.48
Subtotal	5,659,369	6,055,770	105.56	295	10	11.9	3.20
Agency Hybrid ARMs							
2.9%[4]	757,035	790,548	102.81	318	31	12.3	2.30
U.S. Treasuries							
1.2%	500,000	501,334	99.51	n/a	n/a	n/a	3.71
Total	$ 14,237,556	$ 15,057,278	$ 104.04	$ 279	16	10.3%	3.12

Portfolio Characteristics
As of 3/31/15
(1) To-be-announced (“TBA”) securities are excluded from this calculation as they do not have a defined weighted-average loan balance or age until mortgages have been assigned to the pool.
(2) Constant prepayment rate ("CPR") represents the 3-month CPR of the Company’s Agency RMBS held at March 31, 2015. The CPR experienced by the Company’s Agency RMBS during the period may differ. Securities with no prepayment history are excluded from this calculation.
(3) Duration measures the market price volatility of financial instruments as interest rates change, using Dollar Value of One Basis
Point, or “DV01”, methodology. We generally calculate duration using various third-party financial models and empirical data.
Different models and methodologies can produce different duration numbers for the same securities. Analytics provided by The
Yield Book® software.
(4) Represents the weighted-average coupon of Agency Hybrid ARMs.
CYS Agency RMBS and U.S. Treasury Portfolio Characteristics*

CYS INVESTMENTS

(In thousands, except per share numbers)	Three Months Ended March 31, 2015	Three Months Ended December 31, 2014
Interest income:		
Interest income from Agency RMBS	$ 80,060	$ 82,338
Other interest income	790	1,261
Total interest income	80,850	83,599
Interest expense:		
Repurchase agreement and FHLB advances interest expense	9,642	9,156
Swap and cap interest expense	27,468	26,650
Total interest expense	37,110	35,806
Net interest income	43,740	47,793
Other income (loss):		
Net realized gain (loss) on investments	18,253	42,305
Net unrealized gain (loss) on investments	75,689	99,135
Net realized gain (loss) on termination of swap and cap contracts	(2,568)	(9,133)
Net unrealized gain (loss) on swap and cap contracts	(74,800)	(63,570)
Other income	40	50
Total other income (loss)	16,614	68,787
Expenses:		
Compensation and benefits	3,554	2,997
General, administrative and other	2,203	2,027
Total expenses	5,757	5,024
Net income (loss)	$ 54,597	$ 111,556
Dividends on preferred stock	(5,203)	(5,203)
Net income (loss) available to common shares	$ 49,394	$ 106,353
Net income (loss) per common share basic & diluted	$ 0.31	$ 0.66

(In thousands)	Three Months Ended March 31, 2015	Three Months Ended December 31, 2014
NET INCOME (LOSS) AVAILABLE TO COMMON SHARES	$ 49,394	$ 106,353
Net realized (gain) loss on investments	(18,253)	(42,305)
Net unrealized (gain) loss on investments	(75,689)	(99,135)
Net realized (gain) loss on termination of swap and cap contracts	2,568	9,133
Net unrealized (gain) loss on swap and cap contracts	74,800	63,570
Core earnings	$ 32,820	$ 37,616

Financial Information Income Statement Core Earnings Reconciliation 21

Summary Financial Data

The table above includes calculations of the Company’s Agency RMBS and U.S. Treasury Securities portfolio (“Debt Securities”)
1. The average settled Debt Securities is calculated by averaging the month end cost basis of settled Debt Securities during the period.
2. The average total Debt Securities is calculated by averaging the month end cost basis of total Debt Securities during the period.
3. The average repurchase agreements and FHLB advances are calculated by averaging the month end repurchase agreements and FHLB advances balances during the period.
4. The average Debt Securities liabilities are calculated by adding the average month end repurchase agreements and FHLB advances balances plus average unsettled Debt Securities during the period.
5. The average stockholders' equity is calculated by averaging the month end stockholders' equity during the period.
6. The average common shares outstanding are calculated by averaging the daily common shares outstanding during the period.
7. The leverage ratio is calculated by dividing (i) the Company's repurchase agreements and FHLB advances balances plus payable for securities purchased minus receivable for securities sold by (ii) stockholders' equity.
8. The average yield on Debt Securities for the period is calculated by dividing total interest income by average settled Debt Securities.
9. The average yield on total Debt Securities including drop income for the period is calculated by dividing total interest income plus drop income by average total Debt Securities. Drop income was $14.1 million and $12.5 million for the three months ended March 31, 2015 and December 31, 2014, respectively. Drop income is a component of our net realized and unrealized gain (loss) on investments on our consolidated statements of operations. Drop income is the difference between the spot price and the forward settlement price for the same security on trade date. This difference is also the economic equivalent of the assumed net interest margin (yield minus financing costs)
of the bond from trade date to settlement date. We derive drop income through utilization of forward settling transactions.
10. The average cost of funds for the period is calculated by dividing repurchase agreement and FHLB advances interest expense by average repurchase agreements and FHLB advances for the period.
11. The average cost of funds and hedge for the period is calculated by dividing interest expense by average repurchase agreements and FHLB advances.
12. The adjusted average cost of funds and hedge for the period is calculated by dividing total interest expense by average total Debt Securities liabilities.
13. The interest rate spread net of hedge for the period is calculated by subtracting average cost of funds and hedge from average yield on settled Debt Securities.
14. The interest rate spread net of hedge including drop income for the period is calculated by subtracting adjusted average cost of funds and hedge from average yield on total Debt Securities including drop income.
15. The operating expense ratio for the period is calculated by dividing operating expenses by average stockholders' equity.
16. Calculated by change in book value plus dividend distributions on common stock.
*All percentages are annualized except total stockholder return on common equity.

Investment Outlook June 2015 Kevin E. Grant, CFA Chief Executive Officer and President KBW Mortgage Finance Conference June 2, 2015